EXHIBIT 10.76
Schedule of non-employee directors (serving on or after January 1, 2005) who are parties to Indemnity Agreements substantially identical to Exhibit 10.19 to the Allied Waste Industries, Inc. Form 10-Q for the quarter ended March 31, 2004, as filed on May 6, 2004.
Name of Non-employee director:
Robert M. Agate
Leon D. Black
James W. Crownover
Stephanie Drescher
David I. Foley
Michael S. Gross
Joshua J. Harris
Dennis R. Hendrix
J. Tomilson Hill
Lawrence V. Jackson
Nolan Lehmann
Howard A. Lipson
Steven Martinez
James A. Quella
Antony P. Ressler
Warren B. Rudman